UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2017

Keryx Biopharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30929	13-4087132
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Marina Park Drive, 12th Floor

Boston, Massachusetts 02210

(Address of Principal Executive Offices)

(617) 466-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02.	Results of Operations and Financial Condition.

On March 1, 2017, Keryx Biopharmaceuticals, Inc. (“Keryx”) issued a press release announcing its results of operations for the quarter and year ended December 31, 2016. Keryx also announced that on March 1, 2017 at 8:00 a.m. ET, it will host an investor conference call to discuss its fourth quarter and full year 2016 financial results and provide a business update. A copy of such press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference. A copy of the investor presentation to be used on the investor conference call is being furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

The information set forth in Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements And Exhibits.

(d)	Exhibits.

The following exhibits are furnished herewith:

99.1	Press release issued by Keryx Biopharmaceuticals, Inc., dated March 1, 2017.

99.2	Investor presentation to be presented by Keryx Biopharmaceuticals, Inc. on March 1, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keryx Biopharmaceuticals, Inc.
(Registrant)
Date: March 1, 2017
	By:	/s/ Brian Adams
Brian Adams
General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued by Keryx Biopharmaceuticals, Inc., dated March 1, 2017.

99.2	Investor presentation to be presented by Keryx Biopharmaceuticals, Inc. on March 1, 2017.